Fees Summary	Feb. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,067,230.36
Previously Paid Amount	0.00
Total Fee Amount	1,252.19
Total Offset Amount	0.00
Net Fee	$ 1,252.19